IXI MOBILE INC. AND ITS SUBSIDIARIES

INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007

U.S. DOLLARS IN THOUSANDS

UNAUDITED

INDEX

Page

Condensed Consolidated Balance Sheets	2 - 3

Condensed Consolidated Statements of Operations	4

Condensed Statements of Changes in Stockholders' Deficiency	5

Condensed Consolidated Statements of Cash Flows	6 - 7

Notes to Condensed Consolidated Financial Statements	8 - 14

IXI MOBILE INC. AND ITS SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

U.S. dollars in thousands

	March 31,	December 31,
	2007	2006
	Unaudited
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$750	$2,729
Restricted cash	273	269
Trade receivables	980	3,286
Other receivables and prepaid expenses	753	682
Vendor advance payments	4,237	3,947
Inventories, net	13,787	13,473

Total current assets	20,780	24,386

LONG-TERM ASSETS:
Severance pay fund	671	596
Long-term prepaid expenses	43	93
Property and equipment, net	504	429
Deferred debt and Merger costs	2,094	2,287
Other assets, net	-	62

Total long-term assets	3,312	3,467

Total assets	$24,092	$27,853

The accompanying notes are an integral part of the condensed consolidated financial statements.

IXI MOBILE INC. AND ITS SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

U.S. dollars in thousands, except share and per share data

	March 31,	December 31,
	2007	2006
	Unaudited
LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
Short-term bank credit	$6,986	$6,767
Trade payables	4,475	3,159
Employees and payroll accruals	1,201	1,016
Deferred revenues	12,394	13,035
Other payables and accrued expenses	4,146	3,446
Liabilities of discontinued operations	2,447	2,431

Total current liabilities	31,649	29,854

LONG-TERM LIABILITIES:
Long-term loans, net of current maturities	1,000	-
Long-term convertible loan	20,000	20,000
Accrued severance pay	809	721

Total long-term liabilities	21,809	20,721

STOCKHOLDERS' DEFICIENCY:
Stock capital -
Common stock of $ 0.01 par value: Authorized: 49,000,000 and 22,470,408 shares at March 31, 2007 and December 31, 2006, respectively; Issued and outstanding: 4,452,808 shares at March 31, 2007 and December 31, 2006	44	44
Series A Convertible Preferred stock of $ 0.01 par value: Authorized: 333,334 shares at March 31, 2007 and December 31, 2006; Issued and outstanding: 285,801 shares at March 31, 2007 and December 31, 2006	3	3
Series B Convertible Preferred stock of $ 0.01 par value: Authorized: 1,604,791 shares at March 31, 2007 and December 31, 2006; Issued and outstanding: 439,206 shares at March 31, 2007 and December 31, 2006	4	4
Series C Convertible Preferred stock of $ 0.01 par value: Authorized: 3,104,236 shares at March 31, 2007 and December 31, 2006; Issued and outstanding: 1,439,581 shares at March 31, 2007 and December 31, 2006	14	14
Series D Convertible Preferred stock of $ 0.01 par value: Authorized: 35,600,000 shares at March 31, 2007 and December 31, 2006; Issued and outstanding: 33,039,860 shares at March 31, 2007 and December 31, 2006	330	330
Additional paid-in capital *)	68,398	68,320
Notes receivable	(110)	(110)
Accumulated deficit	(98,049)	(91,327)

Total stockholders' deficiency	(29,366)	(22,722)

Total liabilities and stockholders' deficiency	$24,092	$27,853

*)	Net of deferred stock compensation.

The accompanying notes are an integral part of the condensed consolidated financial statements.

IXI MOBILE INC. AND ITS SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

U.S. dollars in thousands, except share and per share data

	Three months ended March 31,
	2007	2006
	Unaudited

Revenues	$3,123	$1,739

Operating expenses:
Cost of revenues	3,111	2,260
Research and development	3,004	1,430
Selling and marketing	1,958	1,544
General and administrative	847	795

Total operating expenses	8,920	6,029

Operating loss	(5,797)	(4,290)
Financial expenses, net	(897)	(183)
Other income	-	13

Loss from continuing operations	(6,694)	(4,460)
Loss from discontinued operations	(28)	(26)

Net loss	$(6,722)	$(4,486)

Basic and diluted net loss per Common stock:
From continuing operations	$(2.00)	$(1.16)

From discontinued operations	$(0.01)	$(0.01)

Basic and diluted net loss per share	$(2.01)	$(1.17)

Weighted average number of Common stock used in computing basic and diluted net loss per Common stock	4,452,808	4,418,249

The accompanying notes are an integral part of the condensed consolidated financial statements.

IXI MOBILE INC. AND ITS SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY

U.S. dollars in thousands, except share data

	Common stock		Series A Convertible Preferred stock		Series B Convertible Preferred stock		Series C Convertible Preferred stock		Series D Convertible Preferred stock		Additional paid-in	Notes	Accumulated
	Number	Amount	Number	Amount	Number	Amount	Number	Amount	Number	Amount	capital	receivable	deficit	Total

Balance at January 1, 2007	4,452,808	44	285,801	3	439,206	4	1,439,581	14	33,039,860	330	*) 68,320	(110)	(91,327)	(22,722)

Stock-based compensation	-	-	-	-	-	-	-	-	-	-	78	-	-	78
Comprehensive loss:
Net loss	-	-	-	-	-	-	-	-	-	-	-	-	(6,722)	(6,722)
Total comprehensive loss														(6,722)

Balance at March 31, 2007(unaudited)	4,452,808	$44	285,801	$3	439,206	$4	1,439,581	$14	33,039,860	$330	$ *) 68,398	$(110)	$(98,049)	$(29,366)

*)	Net of deferred stock compensation in an amount of $ 540 and $ 491 as of January 1, 2007 and March 31, 2007, respectively.

The accompanying notes are an integral part of the condensed consolidated financial statements.

IXI MOBILE INC. AND ITS SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

U.S. dollars in thousands

	Three months ended March 31,
	2007	2006
	Unaudited
Cash flows from operating activities:

Net loss	$(6,722)	$(4,486)
Less - net loss of discontinued operations	28	26

Net loss of continuing operations	(6,694)	(4,460)
Adjustments to reconcile net loss of continuing operations to net cash used in operating activities of continuing operations:
Depreciation and amortization	134	60
Stock-based compensation expenses	78	105
Amortization of discount attributed to detachable warrant costs and guarantee costs of Keep Well Agreement	-	596
Amortization of deferred debt costs	236	-
Decrease in trade receivables	2,306	2,389
Increase in other receivables, prepaid expenses and vendor advance payments	(361)	(1,218)
Decrease in inventories, net	1,061	771
Decrease (increase) in long-term prepaid expenses	50	(5)
Increase (decrease) in trade payables	(159)	70
Increase in employees and payroll accruals	185	97
Decrease in deferred revenues	(641)	(534)
Increase in other payables and accrued expenses	182	160
Increase in accrued severance pay, net	13	3
Accrued interest	500	21

Net cash used in operating activities of continuing operations	(3,110)	(1,945)
Net cash used in operating activities of discontinued operations	(12)	(104)

Net cash used in operating activities	(3,122)	(2,049)

Cash flows from investing activities:

Restricted cash, net	(4)	18
Purchase of property and equipment	(47)	(34)

Net cash used in investing activities	(51)	(16)

The accompanying notes are an integral part of the condensed consolidated financial statements.

IXI MOBILE INC. AND ITS SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

U.S. dollars in thousands

	Three months ended March 31,
	2007	2006
	Unaudited
Cash flows from financing activities:

Proceeds from issuance of stock, net of issuance expenses	-	(8)
Payment of deferred debt and Merger costs	(25)	(45)
Proceeds from short-term bank credit	219	4,274
Payment of short-term bank credit	-	(750)
Proceeds from long-term loans	1,000	-
Principal payment of long-term loans	-	(790)

Net cash provided by financing activities of continuing operations	1,194	2,681

Increase (decrease) in cash and cash equivalents	(1,979)	615
Cash and cash equivalents at beginning of period	2,729	184

Cash and cash equivalents at end of period	$750	$799

Supplemental information and disclosure of non-cash investing and financing activities:

Issuance of Convertible Preferred stock upon conversion of convertible bridge loan and accrued interest	$-	$6,312

Purchase of property and equipment	$100	$-

Purchase of inventory	$1,375	$-

Deferred debt and Merger costs	$18	$-

Cash paid during the period for:

Interest	$165	$94

The accompanying notes are an integral part of the condensed consolidated financial statements.

IXI MOBILE INC. AND ITS SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 1:- GENERAL

a.
IXI Mobile Inc. ("the Company"), a company incorporated in Delaware, U.S.A., commenced its operations in July 2000. The Company is engaged in the development, production and marketing of mobile messaging devices and related services, targeting the mass consumer market. The Company also provides, through third parties, hosted services including all necessary gateways and backend servers, as well as related launch and support services. The Company's major customers include mainly mobile operators, internet service providers and resellers. The Company also provides software solutions which allow a mobile phone or other data device to enable a variety of companion devices to connect to the internet wirelessly ("PMG"). Previously, the Company was also engaged in an operating system business for mobile devices which was discontinued during 2005.

b.
As of March 31, 2007, the Company has four wholly-owned active subsidiaries: IXI Mobile R&D Ltd. ("the Israeli subsidiary" or "IXI Israel"), IXI Mobile (Europe) Limited, IXI Mobile (Asia Pacific) Ltd., IXI Mobile (East Europe) SRL, and three wholly-owned inactive subsidiaries: Neo Mobile Ltd., Neo Mobile Telecom and LLC Neo Mobile Inc. (together "the Group").

c.
From inception, the Company has generated recurring losses from operations and negative cash flows from operating activities. As of March 31, 2007, the Company has a working capital deficiency and stockholders' deficiency of $ 10,869 and $ 29,366, respectively. As of December 31, 2006, the Company has a working capital deficiency and stockholders' deficiency of $5,468 and $22,722, respectively. The Company plans to continue to finance its operations through long term loans (see also notes 1e and 7 b), by raising additional capital (see also note 1d) and in the longer term, to generate sufficient revenues to finance its operations.

d.
On February 28, 2006, the Company entered into a definitive agreement ("the Merger Agreement" or "the Merger") with Israel Technology Acquisition Corporation ("ITAC") pursuant to which, and subject to the approval of ITAC's stockholders, the Company will merge with ITAC Acquisition Subsidiary Corp., a wholly-owned subsidiary of ITAC. As a result of the Merger, the Company will become a wholly-owned subsidiary of ITAC. Immediately following the Merger, the holders of equity interests of the Company (including holders of certain options under the Company's employee stock option plans and holders of warrants to purchase the Company's shares of Common stock) will own or will have the right to acquire approximately 7.8 million shares of ITAC Common stock. As further consideration, the holders of equity interests of the Company will receive or have the right to acquire up to an additional 9.0 million shares of ITAC Common stock based on attaining various performance targets. At closing, ITAC will change its name to IXI Mobile, Inc. On June 5, 2007, ITAC's stockholders meeting approved the Merger and the Merger has been consummated as of June 6, 2007.

e.
On March 28, 2007 the Company and the Israeli Subsidiary signed new loan agreements ("March 2007 Loans") with few of its existing shareholders and lenders of the New Convertible Bridge Loan under which the Company will be entitled to receive gross amount of $6,000 in two tranches of $3,000 each. The March 2007 Loans shall bear interest at the rate of 10% per annum. The first tranche is to be disbursed within three business days of signing and the second tranche will be disbursed within three business days of a request therefore by the Company and the Israeli Subsidiary. One-half of the March 2007 Loans amount is to be repaid on the first anniversary of the closing date of Merger and the balance of the March 2007 Loans amount shall be due and payable on the second anniversary of the closing date of the Merger, in each case together with any interest accrued and unpaid thereon. In the event that the Company shall raise additional funds prior to the consummation of the Merger and shall do so from other lenders and on different terms than those set out in the March 2007 Loans, the March 2007 Loans lenders shall have an option to convert the terms of the March 2007 Loans into terms not less favorable than those agreed upon between the Company and the Israeli Subsidiary and such other lenders. In the event the Merger is rejected by ITAC’s shareholders or otherwise fails to become effective, the March 2007 Loans amount together with any interest accrued and unpaid thereon shall be due and payable on June 22, 2008.

IXI MOBILE INC. AND ITS SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 1:- GENERAL (Cont.)

f.
The accompanying unaudited condensed consolidated balance sheet as of March 31, 2007, the unaudited condensed consolidated statements of operations for the three-month periods ended March 31, 2006 and 2007, the unaudited condensed statement of changes in stockholders’ deficiency for the three-month period ended March 31, 2007, and the unaudited condensed consolidated statements of cash flows for the three-months periods ended March 31, 2006 and 2007 have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) applicable to interim financial information and the rules and regulations promulgated by the Securities and Exchange Commission. Accordingly, such unaudited condensed consolidated financial statements do not include all of the information and footnotes disclosures required in annual financial statements. In the opinion of the Company’s management, the unaudited condensed consolidated financial statements include all adjustments, consisting of normal recurring adjustments necessary for a fair presentation of such condensed consolidated financial statements. The results of operations for the three-month period ended March 31, 2007 are not necessarily indicative of the results to be expected for the entire year.

These unaudited condensed financial statements should be read in conjunction with the audited financial statements and accompanying notes for the year ended December 31, 2006, included in the Annual Report in Form Proxy statement of Israeli Technology Acquisition Corporation.

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES

a.	Basic and diluted net earnings (loss) per share:

The total weighted average number of shares of Common stock related to the outstanding options and shares of Preferred stock excluded from the calculations of diluted net earnings (loss) per share of Common stock because these securities are anti-dilutive was 37,287,458 shares for the years ended December 31, 2006 and 41,394,675 and 10,445,201 shares for the three month periods ended March 31, 2007 and 2006, respectively.

b.	Adoption of new accounting pronouncement

In July 2006, the FASB issued FASB Interpretation 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 defines the threshold for recognizing the benefits of tax return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority. The recently issued literature also provides guidance on derecognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. FIN 48 also includes guidance concerning accounting for income tax uncertainties in interim periods and increases the level of disclosures associated with any income tax uncertainties.

IXI MOBILE INC. AND ITS SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

Pursuant to the provisions of FIN 48, the differences between the amounts recognized in the statements of financial position prior to the adoption of FIN 48 and the amounts reported after adoption would be accounted for as a cumulative-effect adjustments recorded to the beginning balance of retained earnings. FIN 48 is effective for fiscal years beginning after December 15, 2006.

The Company files U.S. federal income tax returns as well as income tax returns in Israel jurisdiction and in various foreign jurisdictions. The Company may be subject to examination by the U.S. Internal Revenue Service (“IRS”) for calendar years 2003 through 2006. The Israeli subsidiary may be subject to examination by the Israel tax authorities for calendar years 2003 through 2006.

There was no material amount of interest or penalty recognized in the three months ended March 31, 2007. It is the Company's policy to classify the expense related to interest to be paid within the general and administrative expense in the statement of operation.

Effective January 1, 2007, the Company adopted the provisions of FIN 48.  The adoption of FIN 48 had no cumulative effect on tax provisions or on the accumulated deficit in the Company’s financial statements.

NOTE 3:- INVENTORIES

	March 31,	December 31,
	2007	2006
	Unaudited

Raw materials	$2,430	$993
Finished products	11,504	12,631
Write-down provision	(147)	(151)

	$13,787	$13,473

As for a commitment to purchase inventories, see Note 5a.

IXI MOBILE INC. AND ITS SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 4:- OTHER ASSETS

a.	Intangible assets:

	March 31,	December 31,
	2007	2006
	Unaudited
Cost:
Acquired technology	$146	$146

Accumulated amortization	146	84

	$-	$62

b.	Amortization expenses of intangible assets amounted to $ 49 for the year ended December 31, 2006 and $ 62 and $ 12 for the three month periods ended 31, 2007 and 2006, respectively.

NOTE 5:- COMMITMENTS AND CONTINGENT LIABILITIES

a.	Litigation:

From time to time, the Company becomes involved in legal proceedings and claims, which arise in the ordinary course of business. The Company considers that the ultimate liability with respect to any known action will not materially affect the business, financial position, results of operations or cash flows of the Company.

IXI MOBILE INC. AND ITS SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 5:- COMMITMENTS AND CONTINGENT LIABILITIES (Cont.)

b.	Other:

As of March 31, 2007 and December 31, 2006, the Company had open purchase orders with third party suppliers, mainly for the manufacturing of Ogo devices, in a total amount of approximately $ 3,222 (net of approximately $ 500 as detailed below) and $ 3,000, respectively.

As of March 31, 2007, the Company believes that it will incur an obligation of approximately $ 500 of obsolete inventory regarding one of its open purchase orders, therefore, the Company has recorded a respective loss as cost of revenues for that amount against trade payables.

NOTE 6:- SEGMENTS, CUSTOMERS AND GEOGRAPHIC INFORMATION

a.	General:

The Company's reportable operating segments have been determined in accordance with the Company's internal management reporting structure, which is organized based on operating activities. The accounting policies of the operating segments are the same as those described in the summary of significant accounting policies.

The Group, subsequent to the discontinuation of the operating systems business operates in one reportable operating segment and follows the requirements of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS No. 131").

b.	Summary information about geographic areas:

The following table presents revenues (according to end customer location) for the three months ended March 31, 2007 and 2006 and for the year ended December 31, 2006 and long-lived assets, as of March 31, 2007 and December 31, 2006:

c.	Revenues:

	Three months ended March 31,
	2007	2006
	Unaudited

Europe, and Middle East	$2,958	$1,739
South America	165	-

	$3,123	$1,739

IXI MOBILE INC. AND ITS SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 6:- SEGMENTS, CUSTOMERS AND GEOGRAPHIC INFORMATION (Cont.)

d.	Long lived assets:

	March 31,	December 31,
	2007	2006
	Unaudited

United States	$24	$30
Europe, and Middle East	477	458
Asia Pacific	3	3

	$504	$491

e. Revenues from major customers:

	Three months ended March 31,
	2007	2006
	Unaudited

Customer A	30%	-
Customer B	60%	83%
Customer C	5%	17%

NOTE 7:- SUBSEQUENT EVENTS

a.
Subsequent to March 31, 2007, the Company and a US leading Corporation ("the Corporation") have signed an amendment ("the 2007 Amendment") to the original agreement from October 2005, enabling the Company to provide its customers the services that the Corporation provides for mobile devices.

The main terms of the 2007 Amendment are as follows: (i) the minimum amount to be paid has been reduced to $ 85 per month beginning January 2007 (ii) the term of the agreement has been extended until September 30, 2009.

The 2007 Amendment shall be effective as of January 1, 2007 and has been given retrospective effect in the accompanying unaudited condensed financial statements.

b.
On May 17, 2007 the Company signed a short term loan agreement with a new lender and with its existing shareholders ("the Lenders") whereby the Lenders extended a $ 5,000 short term loan with the following terms: (i) annual interest of 15% (ii) maturity date is 60 days from the closing of the loan (iii) 2% including VAT cash fee to be paid on the date in which the Merger is either consummated or fails to be consummated.

In the event that the Merger is not consummated, the maturity date shall be postponed to June 5, 2008 and the Lenders shall have the right to convert the loan amount into Company's Shares of Series E preferred stock as per the rights stated in the New Convertible Bridge Loan Agreement.

IXI MOBILE INC. AND ITS SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 7:- SUBSEQUENT EVENTS (Cont.)

The Lenders have also been reimbursed by the Company for their legal and other expenses in total amount of approximately $ 70, in relation to the short term loan agreement.

c.
In May 2007, certain stockholders of the Company have provided the Company with an exercise notice warrants for the purchase of 1,076,096 Common stock shares of the Company in consideration of approximately $10.

d.
On June 5, 2007, ITAC's stockholders meeting approved the Merger and the Merger has been consummated as of June 6, 2007. ITAC has changed its name to IXI Mobile, Inc. and IXI Mobile, Inc. changed its name to IXI Mobile,(USA) Inc.